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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  MAY 16, 1996
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                          OPTA FOOD INGREDIENTS, INC.
                          ---------------------------
            (Exact name of Registrant as Specified in its Charter)



               Delaware                   0-19811             04-3117634
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   (State or other jurisdiction of      (Commission       (I.R.S. Employer
   incorporation or organization)       File Number)      Identification No.)



                25 Wiggins Avenue, Bedford, Massachusetts  01730
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              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (617) 276-5100
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ITEM 5.  OTHER EVENTS.
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     On May 16, 1996, the Registrant publicly disseminated a press release announcing that the Registrant had purchased a 35,000 square foot multi-purpose manufacturing facility in Galesburg, Illinois from A.E. Staley Manufacturing Company for an undisclosed amount. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

     99.1  The Registrant's press release dated May 16, 1996
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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   OPTA FOOD INGREDIENTS, INC.


Date: May 21, 1996                 By: /s/ Thomas J. Trometer
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                                       Thomas J. Trometer
                                       Vice President Finance and Treasurer